UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 17, 2015 (November 17, 2015)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33139 001-07541	20-3530539 13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

999 Vanderbilt Beach Road, 3rd Floor

Naples, Florida 34108

999 Vanderbilt Beach Road, 3rd Floor

Naples, Florida 34108

(Address of principal executive offices,
including zip code)

(239) 552-5800

(239) 552-5800

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

On November 17, 2015, John P. Tague, Chief Executive Officer of Hertz Global Holdings, Inc. (“Hertz Holdings”) and The Hertz Corporation (together with Hertz Holdings, the “Company”), and other members of senior management will present an overview of the Company’s strategies, operations and financial results to participants at the Company’s 2015 Investor Day meeting (the “Meeting”) in New York City.

A copy of the presentation to be made at the Meeting (the “Presentation”) is attached hereto as Exhibit 99.1 and incorporated by reference herein.  The Presentation will be broadcast live to the public via the Investor Relations section of the Company’s website at IR.hertz.com.  Financial information in the Presentation includes certain non-GAAP financial measures.  Reconciliations of such non-GAAP financial measures to the comparable measures calculated and presented in accordance with GAAP are contained  in the supplemental schedules presented in Exhibits 99.1 and 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2015, which are incorporated by reference herein.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, and in related comments by the Company’s management, include “forward-looking statements.” Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Among other items, such factors could include: any claims, investigations or proceedings arising as a result of the restatement of our previously issued financial results; our ability to remediate the material weaknesses in our internal controls over financial reporting; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; the effect of our proposed separation of our equipment rental business and ability to obtain the expected benefits of any related transaction; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in our markets on rental volume and pricing, including on our pricing policies or use of incentives; occurrences that disrupt rental activity during our peak periods; our ability to achieve and maintain cost savings and efficiencies and realize opportunities to increase productivity and profitability; an increase in our fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which we dispose of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs; our ability to accurately estimate future levels of rental activity and adjust the size and mix of our fleet accordingly; our ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for our revenue earning equipment and to refinance our existing indebtedness; our ability to integrate the car rental operations of Dollar Thrifty and realize operational efficiencies from the acquisition; our ability to maintain access to third-party distribution channels, including current or favorable prices, commission structures and transaction volumes; the operational and profitability impact of the divestitures that we agreed to undertake in order to secure regulatory approval for the acquisition of Dollar Thrifty; an increase in our fleet costs or disruption to our rental activity, particularly during our peak periods, due to safety recalls by the manufacturers of our vehicles and equipment; a major disruption in our communication or centralized information networks; financial instability of the manufacturers of our vehicles and equipment, which could impact their ability to perform under agreements with us and/or their willingness or ability to make cars available to us or the car rental industry on commercially reasonable terms; any impact on us from the actions of our franchisees, dealers and independent contractors; our ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; our ability to successfully integrate acquisitions and complete dispositions; our ability to maintain favorable brand recognition; costs and risks associated with litigation and investigations; risks related to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt and increases in interest rates or in our borrowing margins; our ability to meet the financial and other covenants contained in our Senior Credit Facilities, our outstanding unsecured Senior Notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect our operations, the cost thereof or applicable tax rates; changes to our senior management team; the effect of tangible and intangible asset impairment charges; our exposure to uninsured claims in excess of historical levels; fluctuations in interest rates and commodity prices; and our exposure to fluctuations in foreign exchange rates.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit	Description

99.1	Investor Day Presentation

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer

Date: November 17, 2015